Leases	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Leases
10.

Leases

In 2023, RanMarine entered into a new lease agreement for the real estate contract of its business premises. This lease is for five years with payments totaling €943,836. The lease began in 2023 and a 4% discount was applied for periods presented. After the initial five-year lease is completed, a clause exists allowing for the automatic renewal of the lease if the tenant or lessor does not give notice of termination. Notice of termination must be made six months before the end of the lease. The renewal option has not been included in the right of use calculations because the Company does not have any current plans to renew the lease.